2013 Farm to Market Conference BMO Capital Markets May 14, 2013 North America’s oldest, largest and most innovative recycling solutions company serving the nation’s food industry Exhibit 99.1

This presentation contains forward-looking statements regarding the business, operations and prospects of Darling and industry factors affecting it. These statements are identified by words such as “may,” “will,” “begin,” “look forward,” “expect,” “believe,” “intend,” “anticipate,” “should,” “potential,” “estimate,” “continue,” “momentum” and other words referring to events to occur in the future. These statements reflect Darling's current view of future events and are based on its assessment of, and are subject to, a variety of risks and uncertainties beyond its control, including disturbances in world financial, credit, commodities and stock markets; potential changes in national and foreign regulations affecting the company’s products; a decline in consumer confidence and discretionary spending; the general performance of the U.S. and global economies; global demands for bio-fuels and grain and oilseed commodities, which have exhibited volatility, and can impact the cost of feed for cattle, hogs, and poultry, thus affecting available rendering feedstock; risks, including future expenditure, relating to Darling’s joint venture with Valero Energy Corporation to construct and complete a renewable diesel plant in Norco, Louisiana and possible difficulties completing and obtaining operational viability with the plant on a timely basis, or at all; risks relating to possible third party claims of intellectual property infringement; risks associated with the development of competitive sources for alternative renewable diesel or comparable fuels; challenges associated with the Company’s ongoing enterprise resource planning system project; economic disruptions resulting from the European debt crisis; and continued or escalated conflict in the Middle East, North Korea, or elsewhere, each of which could cause actual results to differ materially from those projected in the forward- looking statements. Other risks and uncertainties regarding Darling, its business and the industry in which it operates are referenced from time to time in the Company’s filings with the Securities and Exchange Commission. Darling is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise. This presentation also contains information about Darling’s adjusted EBITDA, adjusted net income and adjusted earnings per share, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Darling’s financial performance. Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flows or liquidity prepared in accordance with accounting principles generally accepted in the United States. Forward-Looking Statements 2 recycling solutions company serving the nation’s food industry Darling International is the A Family Heritage ► Darling & Co. was founded in 1882 by the Swift and Darling families to meet the needs of the growing Chicago meat-packing industry. ► Over 130 years old ► Listed as 984 on Fortune 1000 ► Fastest growing public company in Dallas, TX National Presence Pioneers ► Over 120 locations ► Servicing all 50 states ► Largest rendering company in US ► One of the largest bakery residual recyclers in North America ► Largest used cooking oil recycler in North America ► Top organic fertilizer company ► Operating one of the largest private trucking fleets in US ► Approximately 3,400 employees ► 1998 - Began the country’s first continuous biodiesel plant utilizing waste greases ► 2013 – Startup of the nation’s largest animal fat to hydrocarbon recycling facility, designed to produce 9,300 barrels of renewable diesel per day ► 2013– Commissioning “first of a kind” waste extraction unit 3

A History of Transition Feed, Fuel, and Fertilizer Fertilizer & Feed Soap & Fertilizer Animal Fats, UCO, Proteins Feed •Commodity ingredients •Specialized pet food ingredients •Custom aquaculture ingredients Animal Fats, UCO Fuel •Boiler fuels •Biodiesel •Renewable diesel (green diesel) Enriched Animal Proteins Fertilizer •Organic fertilizer UCO – Used Cooking Oil 4

Our Reporting Segments & Business Model Darling International Inc. Route- based Service Provider Fertilizers Specialty Ingredients Renewable Fuels Food Industry Recycler 5

What sets DAR apart? Differentiator National Presence (over 120 locations) Integrated Trucking Value-Added Focus Multi-Specie Plants Integrated Biofuels DAR Regionals Integrated 6

Room to Grow Base Business Large Market DAR Growing Faster Growing Steadily 59 billion pounds DAR Share 13% Raw Materials (animal by-products) 1,109% 1 .1 3 % Market Cap Growth2 U.S. Meat Production1 Note 1: USDA 10-yr CAGR in millions lbs. Note 2: Darling 10-yr Market Cap Growth Note 3: Rendering segment does not include used cooking oil volumes 7

Our Value Proposition Transforming raw materials into value-added ingredients Key Raw Material Streams Target Value Add Strategy Beef Poultry Pork Lamb Bakery Grease Wastewater Sludges Pet foods Aquaculture feeds Biofuels Animal feed Fertilizers Grease management systems Fresh oil systems Tanks Suppliers: • Integrated packers • Regional/niche slaughterers • Food processing • Municipalities Markets: • Animal nutrition • Restaurant trade • Petroleum industry • Golf courses 200,000+ Customers/Suppliers 8

Our Performance Profile • National Presence 1 • Integrated Supply Chain with Built-in Margin Management 2 • Exceptional Customers and Suppliers 3 • Solid Margins 4 • Passionate about Growth 5 Superior Return to Shareholders 9

10 1 National Presence

Processing & transfer facilities Corporate/Regional offices Darling Rendering – Processing and Transfer Facilities 11 Corporate/Regional Office Processing/Transfer Facility

Darling Bakery – Processing and Transfer Facilities Bakery Industry Approximately 3.0 million tons of bakery residuals are created annually Servicing commercial baking, snack, cookie and cracker producers Additional food safety regulations and traceability should help “scrape” rates grow 12

13 Integrated Supply Chain with Built-in Margin Management 2

Revenue Business Model Raw Material/Finished Products Diversified supply of raw material Approximately 75% of our raw material is procured under a processing agreement, whereby margins are established and the risk is shared. The balance is a “fee for service” business. 14 19.09%

Revenue/Products (1) Will differ by raw material supplier and type of material 15 Industry Raw Yield Finished Material Factors Product Finished Products % Category (1) Available Protein Fat 26.57% Beef 48% 12.75% 6.37% 6.38% 24.77% Poultry 35% 8.67% 4.68% 3.99% 10.91% Pork 42% 4.58% 2.29% 2.29% 9.10% Used Cooking Oil 70% 6.37% – 6.37% 5.19% Grocery 45% 2.34% 1.17% 1.17% 4.37% Other 35% 1.53% 0.76% 0.77% 80.91% Rendering 36.24% 15.27% 20.97% 19.09% Bakery 42.14% 57.86% 100.00% Total

A Significant Portion has a “Built-In Margin” How We Buy It Darling Formula Pricing Example Industry has evolved to a shared risk procurement model Pricing protocols reduce exposure to commodity price fluctuation and provide minimum margins Raw materials procured under the following pricing arrangements: o Formula-based rendering (~70% of total raw material volume) o Used cooking oil (~45% of total raw material volume) o Bakery residual is 100% formula tied to corn (profit share) Product Finished price Total yield Animal Fats $40.00cwt 26% Protein Meals $20.00cwt 22% Note: Yield is based on individual supplier’s historical yields and is adjusted as needed Product Finished price Total yield Value Animal Fats $40.00cwt 26% $10.40 Protein Meals $20.00cwt 22% $ 4.40 Finished product sales value $14.80 Darling conversion cost with Energy adjuster ($6.00) Darling fixed margin ($1.50) Total processing cost ($7.50) (Charge) / Rebate to supplier per cwt $7.30 Source: Company Management Note: When finished product sales value covers Darling’s cost and fixed spread, a rebate to the supplier is generated. Conversely, when the finished product sales value is less than Darling’s cost and fixed spread, the supplier is charged for the difference. Indicative Formula Terms Theoretical Finished Product Sales Value Theoretical Darling (Charges)/Rebate to Supplier 16

Darling Historical Financials (Segments) Revenue ($mm) EBITDA ($mm) 17 Note: 2009-2010 includes combined proforma of Griffin Industries $ 9 8 4 $ 1 ,1 4 5 $ 1 ,5 0 1 $ 1 ,4 0 6 $ 1 ,4 5 0 $139 $195 $296 $295 $309 0 200 400 600 800 1000 1200 1400 1600 1800 2000 2009 2010 2011 2012 LTM 2013 Bakery Rendering $1,701 $1,759 $1,123 $1,340 $1,797 $ 1 8 4 $ 2 1 1 $ 3 2 3 $ 2 4 9 $ 2 5 4 $19 $26 $71 $68 $72 0 50 100 150 200 250 300 350 400 450 2009 2010 2011 2012 LTM 2013 Bakery Rendering $317 $203 $237 $394 $326 EBITDA % of Revenue LTM 2009 2010 2011 2012 2013 Bakery 13.7% 13.3% 24.0% 23.1% 23.3% Rendering 18.7% 18.4% 21.5% 17.7% 17.5% Total Company 18.1% 17.7% 21.9% 18.6% 18.5%

Revenue ($ Millions) 18 Factors: - Finished product prices - Raw material volume/yield - Energy - Operating costs – collection & factory Revenue ($MM) 2008 2009 2010 2011 2012 EBITDA (% Sale) 20.7% 18.1% 17.7% 21.9% 18.6% Revenue $1,489 $1,123 $1,340 $1,797 $1,701 EBITDA $308 $203 $237 $394 $317 $1,489 $1,340 (1,123) 1,797 366 457 x .30 $308 x .30 $237 ($109) (109) $137 137 $199 $374

Exceptional Customers & Suppliers 3

Exceptional Customers & Suppliers 20

Solid Margins 4

5-Year Earnings, EPS and Cash Flow Net Income (US$ millions) EBITDA – CAPEX (US$ millions) Earnings Per Share (US $’s) Note: 2009-2010 EBITDA- CAPEX numbers include proforma of Griffin Industries EBITDA (US$ millions) 22 Note: 2009-2010 EBITDA numbers include proforma of Griffin Industries $41.8 $44.2 $169.4 $130.8 $134.6 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 2009 2010 2011 2012 LTM 2013 $203 $237 $394 $317 $324 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 2009 2010 2011 2012 LTM 2013 $0.51 $0.53 $1.47 $1.11 $1.13 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 2009 2010 2011 2012 LTM 2013 Earnings Per Share $133 $176 $334 $202 $210 $0 $50 $100 $150 $200 $250 $300 $350 $400 2009 2010 2011 2012 LTM 2013

Historical Financials - Capex Capex (US$ millions) 1 Source: Company Management 1 Griffin capex includes capex and investments, including acquisitions. Note: 2009-2010 includes combined proforma of Griffin Industries 23 $69 $61 $60 $115 $115 $0 $20 $40 $60 $80 $100 $120 $140 2009 2010 2011 2012 LTM 2013

Passionate About Growth 5

Passionate About Growth Aug 2008 API Recycling, div of American Proteins Inc. GA Oct 2005 Southeastern Maintenance & Construction Inc. FL, GA Feb 2009 Boca Transport, Inc. GA Dec 2009 Sanimax USA Great Lakes Dec 2010 Griffin Industries SE/Central US Dec 2004 Burrows Industries, Inc. dba Minuteman Pumping So CA Since 2003, Darling has acquired and integrated 10 companies / businesses investing over $1.1 Billion May 2006 National By-Products, LLC Midwest US 2004 2005 2006 2007 2008 2009 2010 Dec 2008 J&R Rendering NYC metro June 2010 Nebraska By-Products NE, KS July 2007 Ace Grease Service KC metro 2011 2003 March 30, 2013 Stockholders’ Equity $55.3 million Value creation Market Cap $2.12 billion Market Cap $179.4 million Stockholders’ Equity $1,097.9 million +1,885% +1,082% 25

10 Years of DAR Growth 26 WM – Waste Management; TSN – Tyson Foods; BE – Bunge; ADM - Archer Daniels

Areas for Growth Focus Acquisition of other independent rendering companies New locations for recycling Bakery residuals Integrated oil delivery systems Hexane extraction fat recovery Expansion of Diamond Green Diesel 27

Rendering Companies – Growth Opportunities 28

Fresh Oil System Integrated Oil Delivery & Removal Small footprint Additional storage Delivers fresh oil Monitors usage Collects used oil 29

Hampton Extraction Plant Secondary protein nutrients (SPN), also called dissolved air flotation (DAF), float or skimmings, is a wastewater byproduct that is produced by the poultry industry. Today a majority of this product is land applied. We estimate several billion pounds of this product is available annually. SPN is evaporated in Dublin, GA Trucked to Hampton for extraction Protein and oil are separated Sold as animal feed and fat 30

Diamond Green Diesel 31

Darling Biofuels The Path to Here • Tax credit for Biodiesel/ Renewable Diesel implemented • Darling evaluates Biodiesel product and processes • RFS 1 implemented- Ethanol only Darling begins studying biofuels • Darling evaluates over 20 different biodiesel processes • Determines that while feasible to make biodiesel from Darling feedstock, impurities within Darling feedstock make for inefficient process • Darling begins pretreatment work with Desmet-Ballestra • RFS2 enabling legislation passed (Advanced Biofuel Mandate) • Tax credit extended • Darling studies UOP Renewable Diesel process output • Darling studies UOP process output and undertakes extensive pretreatment & pilot plant testing • Darling determines Renewable Diesel process is right process for its feedstock • Begins seeking energy partners • Tax credit expires • California Air Resource Board implements Low Carbon Fuel Standard • DGD begins construction Projected startup • RFS2 implemented • Tax credit extended • Darling partners with Valero (DGD) • Tax credit renewed 2004 2005 2006 2007- 2008 2009 2010 2011 2012 2Q13 32

What is DGD? 50/50 JV with Valero Energy Corporation Construct and operate a 136.7 million gallon Renewable Diesel plant located next to Valero’s 3rd largest oil refinery in Norco, Louisiana using Desmet-Ballestra pre-treatment and UOP eco-fining technologies Agriculture Petroleum $-Millions Total Project Cost $427.5 (includes working capital) Partners Capital $206.5 JV DEBT $221 33

Why DGD is Being Built Most economical feedstock available – 1.135 billion pounds annually DGD will be the low cost producer of the highest quality product capable of fulfilling the RFS2 biomass-based diesel mandate D-975 diesel fuel is capable of distribution using existing infrastructure • 136.7 million gallons renewable diesel annually • 21.7 million gallons of LPG’s and Naphtha 34

DGD Feedstock Origination What we use defines our advantage Darling is one of the largest suppliers of animal fats and used cooking oils in the U.S. DGD is expected to consume ~11% of historical 10-year avg. supply of animal fats & used cooking oils DGD will always have available supply of feedstock from Darling; however, DGD has the flexibility to purchase feedstock from other suppliers should that feedstock be more economical Tacoma San Francisco New Orleans Tampa Newark Mexico As ia / Far E as t 35

DGD Margin Foundation How the margins are created RFS2 Mandates Requires minimum annual production of 1 million gallons of biomass-based diesel (ie, biodiesel or renewable diesel only). Renewable RIN valued higher than biodiesel RIN (1.7 vs 1.5) Renewable diesel can be distributed through existing infrastructure (pipeline, tanks, etc). Biodiesel cannot. Renewable Diesel refining process can efficiently use lower cost feed stock (requires specialized pretreatment) Renewable diesel is a superior fuel to biodiesel (for example, no cold- flow issues that biodiesel has) Diamond Green Diesel plant benefits from multiple synergies from its location adjacent to the Valero St. Charles Refinery Renewable Diesel co-products are more valuable than those from biodiesel Renewable Diesel cash processing costs are competitive with biodiesel Diamond Green Diesel is in the right geographic location for: feedstock flow, access to markets for finished product, transportation access Distribution Lower $ Feed Stock Superior Fuel Synergies Co- Products Costs Location 36

2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Undifferentiated Advanced Biofuel 1.75 2.00 2.50 3.00 3.50 4.00 4.50 4.50 4.50 5.00 Biomass Based Diesel 1.28 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 Cellulosic 0 1.75 3.00 4.25 5.50 7.00 8.50 10.50 13.50 16.00 0 5 10 15 20 25 4.75 RFS2 The Bedrock Billions of annual gallons ADVANCED BIOFUELS 3.03 6.50 8.25 10.00 12.00 14.00 16.00 19.00 22.00 • Biomass-based diesel increased to 1.28 billion gallons in 2013 • Biomass-based diesel may be used to fulfill undifferentiated category 37

Canola oil Soybean oil Palm oil Choice white grease Edible tallow Non-edible tallow Poultry fat Yellow grease Distillers corn oil $4.53 $4.35 $3.19 $3.11 $3.07 $3.07 $.3.06 $2.78 $2.74 Cost per gallon of Biofuel 2013 First Qtr. Average Prices ($) DGD primary feedstocks DGD Feedstock & Processing Advantage Hydrogen vs. methanol Energy efficiency Although DGD utilizes much higher pressure and temperature than for biodiesel processing, the process is exothermic – heat generated from the process results in very little actual energy usage during processing First Qtr. 2013 Cost/gallon ($) DGD .12 Biodiesel .16 38

DGD Margin Equation The Bottom Line Item DGD Renewable Diesel Biodiesel (Midwest Soybean) Advantage To: DGD RENEWABLE DIESEL has the ADVANTAGE in: RIN’s value (.13); distribution cost (.32); co-product value (.23); raw material (.48); and processing aid (.04) Note: Above pro forma assumes revenue, feedstock and production costs are consistent with projections from 1Q 2013 averages. ($ per gallon 1Q 2013 average) 39 Diesel Fuel Price 3.08 3.08 RIN's Value 1.09 (1.7 multiplier of .64) .96 (1.5 multiplier of .64) Biodiesel Tax Credit 1.00 1.00 Distribution Cost/Discount (0.07) (0.39) Fuel Value @ Plant 5.10 4.65 Co-product Value 0.32 0.09 TOTAL REVENUE 5.42 4.74 Raw Material Cost Delivered Plant 3.65 4.13 Processing Aids 0.12 0.16 Cash Processing Cost 0.26 0.26 TOTAL PROCESSING COST 4.03 4.55 EBITDA 1.39 0.19

DARLING EBITDA & Pro Forma DGD EBITDA Diamond Green Diesel... Creating a New Market U S $ m ill ion s $243 $271 $464 $392 $422 40 Note: Above pro forma assumes revenue, feedstock and production costs are consistent with projections.

North America’s oldest, largest and most innovative recycling solutions company serving the nation’s food industry Q&A 41